Exhibit 99.1

ARES COMMERCIAL REAL ESTATE CORPORATION REPORTS
SECOND QUARTER 2024 RESULTS

Second quarter GAAP net income (loss) of $(6.1) million or $(0.11) per diluted common share and
Distributable Earnings (Loss)(1) of $(6.6) million or $(0.12) per diluted common share

- Subsequent to three months ended June 30, 2024 -
Tae-Sik Yoon appointed to Chief Operating Officer; Jeff Gonzales appointed to Chief Financial Officer & Treasurer

Declared third quarter 2024 dividend of $0.25 per common share

NEW YORK—(BUSINESS WIRE)—Ares Commercial Real Estate Corporation (the “Company”) (NYSE:ACRE), a specialty finance company engaged in originating and investing in commercial real estate assets, reported generally accepted accounting principles (“GAAP”) net income (loss) of $(6.1) million or $(0.11) per diluted common share and Distributable Earnings (Loss)(1) of $(6.6) million or $(0.12) per diluted common share for the second quarter of 2024.

“We continued to make progress on resolving risk rated 4 and 5 loans and maintaining financial flexibility,” said Bryan Donohoe, CEO of Ares Commercial Real Estate Corporation. “While these measures impacted our second quarter financial results, we believe these actions better position the Company for higher levels of portfolio growth and earnings in the future.”

“I am also proud to announce the appointments of Tae-Sik Yoon to Chief Operating Officer and Jeff Gonzales to Chief Financial Officer and Treasurer, effective as of August 30, 2024,” Mr. Donohoe added. “Tae-Sik has been our Chief Financial Officer for the past twelve years and is a trusted member of our management team and a demonstrated leader within our organization. As Chief Operating Officer, we believe that he will be better positioned to help execute the Company’s strategic priorities. I am also pleased that Jeff will be our next Chief Financial Officer. Jeff is a seasoned professional, having worked with our team for the past eleven years and is the natural choice for the role. I have the utmost confidence in Tae-Sik and Jeff and look forward to our continued partnership as we seek to execute on behalf of our shareholders.”
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(1) Distributable Earnings (Loss) is a non-GAAP financial measure. Refer to Schedule I for the definition and reconciliation of Distributable Earnings (Loss).

COMMON STOCK DIVIDEND

On May 9, 2024, the Board of Directors of the Company declared a regular cash dividend of $0.25 per common share for the second quarter of 2024. The second quarter 2024 dividend was paid on July 16, 2024 to common stockholders of record as of June 28, 2024.

On August 6, 2024, the Board of Directors of the Company declared a regular cash dividend of $0.25 per common share for the third quarter of 2024. The third quarter 2024 dividend will be payable on October 15, 2024 to common stockholders of record as of September 30, 2024.

ADDITIONAL INFORMATION

The Company issued a presentation of its second quarter 2024 results, which can be viewed at www.arescre.com on the Investor Resources section of our home page under Events and Presentations. The presentation is titled “Second Quarter 2024 Earnings Presentation.” The Company also filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 with the U.S. Securities and Exchange Commission on August 6, 2024.

CONFERENCE CALL AND WEBCAST INFORMATION

On August 6, 2024, the Company invites all interested persons to attend its webcast/conference call at 12:00 p.m. (Eastern Time) to discuss its second quarter 2024 financial results.

All interested parties are invited to participate via telephone or the live webcast, which will be hosted on a webcast link located on the Home page of the Investor Resources section of the Company’s website at www.arescre.com. Please visit the website to test your connection before the webcast. Domestic callers can access the conference call by dialing +1 (800) 225-9448. International callers can access the conference call by dialing +1 (203) 518-9708. Please provide passcode ACREQ224. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected. For interested parties, an archived replay of the call will be available through September 6, 2024 at 5:00 p.m. (Eastern Time) to domestic callers by dialing +1 (800) 756-8809 and to international callers by dialing +1 (402) 220-7214. An archived replay will also be available through September 6, 2024 on a webcast link located on the Home page of the Investor Resources section of the Company’s website.

ABOUT ARES COMMERCIAL REAL ESTATE CORPORATION

Ares Commercial Real Estate Corporation (the “Company”) is a specialty finance company primarily engaged in originating and investing in commercial real estate loans and related investments. Through its national direct origination platform, the Company provides a broad offering of flexible and reliable financing solutions for commercial real estate owners and operators. The Company originates senior mortgage loans, as well as subordinate financings, mezzanine debt and preferred equity, with an emphasis on providing value added financing on a variety of properties located in liquid markets across the United States. Ares Commercial Real Estate Corporation elected and qualified to be taxed as a real estate investment trust and is externally managed by a subsidiary of Ares Management Corporation. For more information, please visit www.arescre.com. The contents of such website are not, and should not be deemed to be, incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Statements included herein or on the webcast / conference call may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements relate to future events or the Company’s future performance or financial condition and include, but are not limited to, statements about the resolution of underperforming loans, reduction of CECL reserve, increase of available borrowings, the industry, loan market, and the benefits of the announced officer appointments. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including global economic trends and economic conditions, including high inflation, slower growth, changes to fiscal and monetary policy, higher interest rates and currency fluctuations, as well as geopolitical instability, including conflicts between Russia and Ukraine and the conflict between Israel and Hamas, changes in interest rates, failure to obtain benefits from the announced officer appointments, credit spreads and the market value of the Company's investments, the Company's business and investment strategy, the Company's projected operating results, the return or impact of current and future investments, the demand for commercial real estate loans, rates of prepayments on the Company’s mortgage loans and the effect on the Company’s business of such prepayments, availability of investment opportunities in mortgage-related and real estate-related investments and securities, ACREM’s ability to locate suitable investments for the Company, monitor, service and administer the Company’s investments and execute its investment strategy, and the risks described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risk factors described in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, and the risk factors described in Part II, Item 1A. Risk Factors in the Company’s subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement, including any contained herein, speaks only as of the time of this press release and Ares Commercial Real Estate Corporation undertakes no duty to update any forward-looking statements made herein or on the webcast/conference call. Projections and forward-looking statements are based on management’s good faith and reasonable assumptions, including the assumptions described herein.

INVESTOR RELATIONS CONTACTS

Ares Commercial Real Estate Corporation
Carl Drake or John Stilmar
(888) 818-5298
iracre@aresmgmt.com

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	As of
	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Cash and cash equivalents	$70,649	$110,459
Loans held for investment ($741,218 and $892,166 related to consolidated VIEs, respectively)	1,972,551	2,126,524
Current expected credit loss reserve	(137,403)	(159,885)
Loans held for investment, net of current expected credit loss reserve	1,835,148	1,966,639
Loans held for sale ($38,981 related to consolidated VIEs as of December 31, 2023)	20,534	38,981
Investment in available-for-sale debt securities, at fair value	28,113	28,060
Real estate owned held for investment, net	81,728	83,284
Real estate owned held for sale ($14,509 related to consolidated VIEs as of June 30, 2024)	14,509	—
Other assets ($2,484 and $3,690 of interest receivable related to consolidated VIEs, respectively; $32,002 of other receivables related to consolidated VIEs as of December 31, 2023)	19,074	52,354
Total assets	$2,069,755	$2,279,777
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured funding agreements	$625,936	$639,817
Notes payable	104,751	104,662
Secured term loan	137,409	149,393
Collateralized loan obligation securitization debt (consolidated VIEs)	588,421	723,117
Due to affiliate	4,526	4,135
Dividends payable	13,812	18,220
Other liabilities ($1,779 and $2,263 of interest payable related to consolidated VIEs, respectively)	12,637	14,584
Total liabilities	1,487,492	1,653,928
Commitments and contingencies
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2024 and December 31, 2023 and 54,518,727 and 54,149,225 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	532	532
Additional paid-in capital	814,620	812,184
Accumulated other comprehensive income	193	153
Accumulated earnings (deficit)	(233,082)	(187,020)
Total stockholders' equity	582,263	625,849
Total liabilities and stockholders' equity	$2,069,755	$2,279,777

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Interest income	$40,847	$51,941	$84,880	$101,441
Interest expense	(27,483)	(26,951)	(56,302)	(49,950)
Net interest margin	13,364	24,990	28,578	51,491
Revenue from real estate owned	3,433	—	6,910	—
Total revenue	16,797	24,990	35,488	51,491
Expenses:
Management and incentive fees to affiliate	2,692	3,334	5,460	6,344
Professional fees	757	626	1,290	1,397
General and administrative expenses	1,957	2,038	4,038	3,723
General and administrative expenses reimbursed to affiliate	1,277	1,109	2,409	1,842
Expenses from real estate owned	2,226	—	4,262	—
Total expenses	8,909	7,107	17,459	13,306
Provision for current expected credit losses	(2,374)	20,127	(24,643)	41,146
Realized losses on loans	16,387	—	62,113	5,613
Change in unrealized losses on loans held for sale	—	—	(995)	—
Income (loss) before income taxes	(6,125)	(2,244)	(18,446)	(8,574)
Income tax expense (benefit), including excise tax	—	(46)	2	64
Net income (loss) attributable to common stockholders	$(6,125)	$(2,198)	$(18,448)	$(8,638)
Earnings (loss) per common share:
Basic earnings (loss) per common share	$(0.11)	$(0.04)	$(0.34)	$(0.16)
Diluted earnings (loss) per common share	$(0.11)	$(0.04)	$(0.34)	$(0.16)
Weighted average number of common shares outstanding:
Basic weighted average shares of common stock outstanding	54,426,112	54,347,204	54,411,255	54,468,752
Diluted weighted average shares of common stock outstanding	54,426,112	54,347,204	54,411,255	54,468,752
Dividends declared per share of common stock(1)	$0.25	$0.35	$0.50	$0.70

(1) There is no assurance dividends will continue at these levels or at all.

SCHEDULE I
Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss)

Distributable Earnings (Loss) is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings (Loss) provides useful information to investors regarding the Company’s ability to pay dividends, which is one of the principal reasons the Company believes investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings (Loss) is defined as net income (loss) attributable to common stockholders computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager (Ares Commercial Real Estate Management LLC), depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s Manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings (Loss). Distributable Earnings (Loss) is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager.

Reconciliation of net income (loss) attributable to common stockholders, the most directly comparable GAAP financial measure, to Distributable Earnings (Loss) is set forth in the table below for the three months and twelve months ended June 30, 2024 ($ in thousands):

	For the Three Months Ended June 30, 2024	For the Twelve Months Ended June 30, 2024
Net income (loss) attributable to common stockholders	$(6,125)	$(48,678)
Stock-based compensation	1,152	4,463
Incentive fees to affiliate	—	—
Depreciation and amortization of real estate owned	770	2,571
Provision for current expected credit losses	(2,374)	26,036
Realized gain on termination of interest rate cap derivative (1)	—	(198)
Unrealized losses on loans held for sale	—	—
Distributable Earnings (Loss)	$(6,577)	$(15,806)

Net income (loss) attributable to common stockholders	$(0.11)	$(0.90)
Stock-based compensation	0.02	0.08
Incentive fees to affiliate	—	—
Depreciation and amortization of real estate owned	0.01	0.05
Provision for current expected credit losses	(0.04)	0.48
Realized gain on termination of interest rate cap derivative (1)	—	—
Unrealized losses on loans held for sale	—	—
Basic Distributable Earnings (Loss) per common share	$(0.12)	$(0.29)

Net income (loss) attributable to common stockholders	$(0.11)	$(0.90)
Stock-based compensation	0.02	0.08
Incentive fees to affiliate	—	—
Depreciation and amortization of real estate owned	0.01	0.05
Provision for current expected credit losses	(0.04)	0.48
Realized gain on termination of interest rate cap derivative (1)	—	—
Unrealized losses on loans held for sale	—	—
Diluted Distributable Earnings (Loss) per common share	$(0.12)	$(0.29)
(1)For the twelve months ended June 30, 2024, Distributable Earnings (Loss) includes a $198 thousand adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income (loss).